Annual Meeting of Shareholders May 19, 2011 Exhibit 99.1 * * * * * * *

Forward Looking Statements
Certain statements in this presentation contain “forward-looking statements” within the meaning of the
Private Securities Litigation Reform Act of 1995, such as statements relating to future plans and expectations, and are thus prospective. Such forward-looking statements are identified by words such as
“believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” and “projects,” as well as similar expressions. Forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Factors which could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements include, but are not limited to: (1) the strength of the United States economy in general and the strength of the local economies in which the Company conducts its operations which could result in, among other things, a deterioration in the credit quality or a reduced demand for credit, including the resultant effect on our loan portfolio and allowance for loan losses and the rate of delinquencies and amounts of charge-offs, or adverse changes in asset quality in our loan portfolio, which may result in increased credit risk-related losses and expenses; (2) the risk that the preliminary financial information reported herein and our current preliminary analysis will be different when our review is finalized; (3) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on the company; and (4) actions taken by banking regulatory agencies related to the banking industry in general and the Company specifically.
Although we believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove to be inaccurate. Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized. The inclusion of this forward-looking information should not be construed as a representation by our Company or any person that the future events, plans, or expectations contemplated by our Company will be achieved. Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found in our reports (such as Annual Reports on Form 10-K and Form 10-K/A, Quarterly Reports on
Form 10-Q and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s Internet site
(http://www.sec.gov). All subsequent written and oral forward-looking statements concerning the
Company or any person acting on its behalf is expressly qualified in its entirety by the cautionary statements above. We do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Commitments to our Shareholders
1. Communicate regularly
2. Provide clear and transparent information
3. Be accessible and visible
4. Listen to concerns and suggestions
5. Continue the rich legacy of our 104-year old
institution
6. Protect the reputation of The Palmetto Bank
7. Work hard with dedication and perseverance
to recover and optimize shareholder value

Industry, Economic and Market Context * * * * * * * * *

Industry Context - FDIC Fourth Quarter 2010
Industry Statistics
• Number of banks = 6,529 - down 754 (10%) from 7,283 at 12/31/07
• 325 failed banks since 12/31/07 (5 in South Carolina)
• Problem institutions at 884 (up from 702 at 12/31/09)
• Industry on the mend but at a sluggish pace - “industry is stuck in neutral”
• Declining loans
• Reduction in nonperforming assets, but increase in restructured loans
• Declining service charges and deposit fees (down 20% from 2009)
and increasing noninterest expenses (compliance, foreclosed
assets, and FDIC premiums)
• Improving profitability, but through reduction in loan loss provision
(fourth quarter = lowest in three years) and gains from asset sales

Additional Economic and Market Context
• Difficult economy but optimism for improvement with signs of recovery
• Credit quality concerns and depressed real estate values that may not yet have hit bottom
• Anemic loan growth and very competitive loan pricing for credit worthy borrowers
• Low interest rate environment and excess cash resulting in compressed net interest margin
• Focus on higher than normal capital levels, with expectations of higher required capital levels in the future
• Regulatory attitudes and enforcement (20+ banks in South Carolina with written agreements)
• Congressional actions with higher costs and additional regulatory oversight, including the Dodd-Frank Act and Consumer Financial
Protection Bureau
• Continued market disruption in the Upstate (Toronto Dominion, Wells
Fargo, First National in Spartanburg, Community South in Easley, etc.)

Company Context * * * * * * * * * *

The Numbers Speak for Themselves
• Net earnings
– Net loss for the three months ended March 31, 2011 = $(6.1)
million
– 2010 net loss = $(60.2) million and 2009 net loss = $(40.1) million
– Compared to 2008 net income = $13.6 million
• First quarter 2011 improvements – progress on the path to profitability
– Smaller net loss
– Improving credit quality: reductions in chargeoffs, loans migrating to nonperforming status, delinquent borrowers, and nonperforming assets
– Appraisal values may be starting to stabilize
– Process improvement and automation for more efficient
operations
– Focus on expense reductions
– Improved net interest margin driven by reinvesting cash into securities, paying off borrowings, and paying lower deposit rates

We Have Made Progress
• Private placement and follow-on offerings completed in 2010 and
2011
• Fresh start coming off two very tough years in 2009 and 2010
• Hard work the past two years has laid the groundwork for
profitability and growth – organizational realignment, line of business delineation, employee expertise, go to market strategies, process improvement, and risk management
• Transitioning from “workout” mode to “business development”
mode - more of an offensive posture with focus on external market and clients
• Heightened focus on new business resulting in improved loan originations (although still well below historical levels)
• Clarity of the path forward - more focused corporate, department, and individual objectives and expectations with better defined and articulated action plans and accountabilities

10 We are Making Loans!

Moving to the Future * * * * * * * * * *

12 Our Iceberg is Melting It doesn’t work to leap a 20 foot chasm in two 10 foot jumps…

13 1. Possibility Thinking 2. Positive Change 3. Passion & Commitment 4. Pride 5. Profitability Dream Big and Lead from a Big Mission! We can impact the world, enjoy our jobs, and still make money!

Strategic Perspective * * * * * * * * * *

Overall Big Picture Strategy
1. Retail Bank: primarily manage funding cost
through low cost deposits
2. Commercial Bank: primarily generate income
through loans
3. Wealth Management: primarily generate
incremental revenue
4. Support departments: enable the above with
disciplined expense management and sound
risk management
*
*

2011 Corporate Imperatives
1. Ensure compliance with the regulatory written agreement.
2. Reduce classified loans and criticized assets.
3. Position for growth by adapting structure, policies and procedures to fit both the current and future size and business activities of the Company, with a particular emphasis on automation and leveraging technology to improve the customer experience and internal processes.
4. Apply a risk management mindset to how we run our day to day business, including collaboration with other departments to coordinate and communicate regarding decision making, changes, and company-wide initiatives.
5. Engage and develop our employees through communication, training, coaching, mentoring, etc. Recruit new employees with relevant experience and subject matter expertise.
6. Attract, develop, earn their loyalty, and retain profitable customer relationships, including renewed external focus on customers and prospects and emphasis on developing more of a sales culture.
7. Provide timely and appropriate engagement and communication with other key external stakeholders (shareholders, regulators, business partners, general pubic, etc.) to keep them informed and “tell our story.”
8. Improve net interest margin, including proper balance of profitability and risks with focus on both assets and liabilities. Originate and obtain new loans and deposits to meet targeted growth goals based on specified volume, interest rate and type.
9. Improve earnings through generation of additional non-interest income and reduction in expenses.

Summarized into Strategic Priorities for 2011
1. Progress on the path to profitability
2. Improve asset quality
3. Exit regulatory agreement
4. Grow loans
5. Complete infrastructure catch up
6. Position for growth
Control our own destiny to continue the long
legacy and rich heritage of The Palmetto Bank!

Performance Culture * * * * * * * * * *

It Starts at the Top
If the people at the top do not communicate
effectively, are indecisive, or do not hold people
accountable, their behavior permeates down
throughout the organization and can kill
organizational effectiveness.
*
*

Characteristics of High Performing Companies
• Roles are clearly defined for executives, managers and
employees
• Business needs and visions are consistently communicated
deep into the organization
• Performance measurement is continuous and aligned with
the strategy
• Leaders are held accountable – both personally and for their teams
We are working every day with healthy intensity and a clear
sense of urgency – with a keen focus on the day-to-day
actions needed to return to profitability

Enhanced Board Governance
• Reconstituted Board of Directors
• Board leadership:
– Separation of the Chairman and Chief Executive Officer
– Independent Lead Director
• Annual self-assessments, including anonymous director surveys of peers
– Annual written performance plans and evaluations of the Chief
Executive Officer and Chief Operating Officer
• Board committees
– Written charters published on our website
– Annual written objectives by Committee
– Addition of enterprise risk management in 2011
• Executive sessions of independent directors at Board and
Committee meetings

We Have High Expectations
• Committed to returning to a high performing bank
• Direct and unambiguous communication of what is
required to cultivate a performance culture
• Winning mindset - we are very competitive – and we don’t
like losing
• Totally acceptable (expected!) to acknowledge negative
reality – but whining or victim mentality is not acceptable
• Problems need to be presented with solutions
• Results, not activity
• Sense of urgency!
Acceptable mediocrity is no substitute for quality!

Execution Momentum Focus X Competence X Passion = Adherence • Exponential relationship between the three components. • Results in self-reinforcing cycle of achievement. 23

The Path Forward * * * * * * * * * *

General Positioning
1. Take advantage of local market disruption
and growth opportunities.
2. Expand service culture to include an advisory fulfillment culture by
building on historical strength of high touch, relationship, and customer service-oriented culture to add a proactive, product and services sales-
oriented culture to provide personalized customer service from a community bank perspective. This includes continued leverage of our heritage as a 104-year old institution that has adapted over the years with innovative products and services.
3. Return to relationship banking
from more recent transaction oriented
(real estate) lending to be proactive and relationship-based bankers with a focus on providing comprehensive banking services to small and medium sized operating companies.
4. Adapt the infrastructure
to fit our current size and scope of operations
and provide a platform for future expansion.
5. Invest in technology
to invest in the future, and rationalization of
technology investments versus our historical investment in facilities.
6. Adapt products and services and related pricing and fees
to remain
relevant to our current and evolving customer base and to be competitive in our markets, and development of broader, more convenient, and accessible distribution channels for our products and services.
7. Apply a more sophisticated risk management approach,
including a
comprehensive view of risk, processes and procedures, expertise, and the
“way we do business.”

Directional Timeline
• 6 months (remainder of 2011):
stabilization
– Complete Nasdaq stock exchange listing
– Confirmation of sustained improvement in asset quality
– Continue disposition of problem assets
– Substantially complete infrastructure catch up (business processes, people, technology, policies, etc.)
– Complete organizational changes and selective hiring of key leaders
– Organic growth resulting from market disruption
• 12 – 18 months (through
2012):
positioning for long-term growth
– Continued organic growth resulting from continued market disruption
– Exit regulatory agreement
– Continued investment in people and technology
– Evaluate strategic acquisition opportunities (people, teams, branches, niche businesses, etc.)
• 2 – 5 years (2013 –
2016):
return to high performing bank and achieve
“optimized” annual earnings
– Potential growth through strategic acquisitions: people, platforms, and markets
– Evaluate dividend in the context of capital needed to support organic growth and acquisitions

Summary Thoughts on the Path Forward
1. Progress on the path to profitability
2. Transitioning from “workout” mode to “business
development” mode
3. Clarity of the path forward - more focused corporate,
department, and individual objectives and
expectations
4. We have high expectations to cultivate a performance
culture
5. Sense of urgency continues and we insist on results,
not activity
6. We are moving the Company forward – weekly
question of “did I make a difference this week”?

Value of The Franchise * * * * * * * * *

Investment Considerations
• 104 year history with strong brand recognition and customer loyalty
• Premier deposit-gathering franchise in an attractive banking market
– 4
th
largest bank headquartered in South Carolina
– 7
th
in deposit share in the Upstate, behind only one bank
headquartered in South Carolina  (Columbia)
– 29 branches in the economically attractive Upstate market along the
Interstate 85 corridor between Atlanta and Charlotte
– Heritage of high touch customer service provides platform for enhanced sales culture
• Asset quality is being aggressively addressed
– Credit problems have been identified and are generally isolated to a specific pool of problem assets
• Energized management team with relevant expertise and commitment to excellence
– Combination of experienced and tenured management team with local market relationships
– Proactive, comprehensive and focused strategic plan being executed

Rich Heritage of The Palmetto Bank
• Long legacy as a 104 year old Company
• Strong franchise and deposit gathering capability
• Loyal customer and shareholder base
• Dedicated and proud employees
• Record of innovation
• Well earned reputation in the state and community banking
industry
• Excellent long-term financial results and shareholder value
• Hard earned capital raise in a very difficult environment
Signs of economic recovery are encouraging and first quarter
2011 results demonstrate progress on the path to
profitability.

Thank you for your support! * * * * *